SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

January 28, 2003

(Date of Report)

SAFECO CORPORATION

(Exact Name of Registrant as Specified in Charter)

Washington	1-6563	91-0742146

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

SAFECO Plaza, 4333 Brooklyn Avenue N.E., Seattle, Washington 98185

(Address of Principal Executive Offices, including Zip Code)

(206) 545-5000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURE
Exhibit Index
EXHIBIT 1.2
EXHIBIT 4.11
EXHIBIT 5.1
EXHIBIT 99.1

Item 5. Other Events

     The Registrant is filing as exhibits hereto certain information and agreements to be incorporated by reference into its Registration Statement on Form S-3 (File No. 333-102298), as amended (the “Registration Statement”), originally filed on December 30, 2002.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits:

1.2	Form of Underwriting Agreement for Debt Securities among Goldman, Sachs & Co., Banc of America Securities LLC, J. P. Morgan Securities Inc., U.S. Bancorp Piper Jaffray Inc. and the Registrant

4.11	Indenture for Debt Securities between J.P. Morgan Trust Company, National Association, and the Registrant, dated as of August 23, 2002

5.1	Opinion of Perkins Coie LLP as to the legality of certain of the securities registered under the Registration Statement

99.1	Information relating to Item 14 — Other Expenses of Issuance and Distribution, of the Registration Statement

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAFECO CORPORATION

Dated: January 28, 2003	By:	/s/ Richard M. Levy

	Name:	Richard M. Levy
	Title:	Vice President, Controller and Chief Accounting Officer

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Exhibit Index

1.2	Form of Underwriting Agreement for Debt Securities among Goldman, Sachs & Co., Banc of America Securities LLC, J. P. Morgan Securities Inc., U.S. Bancorp Piper Jaffray Inc. and the Registrant

4.11	Indenture for Debt Securities between J.P. Morgan Trust Company, National Association, and the Registrant, dated as of August 23, 2002

5.1	Opinion of Perkins Coie LLP as to the legality of certain of the securities registered under the Registration Statement

99.1	Information relating to Item 14 — Other Expenses of Issuance and Distribution, of the Registration Statement

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